Supplemental Operating and Financial Data for the Period ended June 30, 2010 1 Plaza at Rockwall Phase I – Rockwall, TX Exhibit 99.2

Table of Contents
Company Overview
Analyst Coverage
Financial Summary
Condensed Consolidated Balance Sheets
Condensed Consolidated Statements of Operations
Reconciliation of Net Loss Attributable to Common Stockholders to FFO
Debt Summary
Portfolio Summary
Acquisitions and Dispositions
Portfolio Summary
Major Tenants
Lease Expiration Schedule
Definitions

Company Overview
As of June 30, 2010

Excel Trust, Inc. is a retail focused REIT that targets community and power centers, grocery anchored neighborhood centers  and freestanding retail properties. The Company  intends to be treated as a REIT, for U.S. federal income tax purposes, commencing with the taxable year ending December 31, 2010. Excel Trust trades publicly on the NYSE under the symbol "EXL" .

Company Contact Information
Excel Trust, Inc.
Matt Romney, SVP, Capital Markets
17140 Bernardo Center Dr., Ste 300
San Diego, CA 92128
Main: 858-613-1800
info@exceltrust.com

Company Website
http://www.exceltrust.com

Forward-Looking Statements
This press release contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates;
defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust's failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust's inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust's failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust's future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering and quarterly reports on
Form 10-Q.  Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Analyst Contact
Barclays Capital Ross Smotrich (212) 526-2306
Ryan Bennett (212) 526-5309
KeyBanc Jordan Sadler (917) 368-2280
Todd Thomas (917) 368-2286
Morgan Stanley Paul Morgan (415) 576-2627
Samir Khanal (415) 576-2696
Raymond James & Assoc. Paul D. Puryear (727) 567-2253
R.J. Milligan (727) 567-2660
Stifel, Nicolaus & Co., Inc. Nathan Isbee (443) 224-1346
Jennifer Hummert (443) 224-1288
UBS Ross Nussbaum (212) 713-2484
Christy McElroy (203) 719-7831
Wells Fargo Jeff Donnelly (617) 603-4262
Robert LaQuaglia (617) 603-4263
Analyst Coverage
As of June 30, 2010

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	The Company	The Predecessor
	June 30, 2010	December 31, 2009
ASSETS:
Property:
Land	$52,630	$15,300
Building	78,861	20,538
Site improvements	8,401	2,445
Tenant improvements	12,927	6,629
Construction in progress	1,635	1,438
Less accumulated depreciation	(5,274)	(4,481)

Property, net	149,180	41,869
Cash and cash equivalents	91,222	661
Restricted cash	1,040	524
Tenant receivables, net	91	97
Lease intangibles, net	16,263	1,118
Deferred rent receivable	734	583
Other assets	1,059	604

Total assets	$259,589	$45,456

LIABILITIES AND EQUITY:
Liabilities:
Mortgage notes payable, net	$49,996	$30,190
Accounts payable and other liabilities	5,681	3,973
Lease intangibles, net	3,165	555
Due to owner	—	1,216

Total liabilities	58,842	35,934
Equity:
Stockholders’ equity and owner’s equity
Common stock, $.01 par value, 200,000,000 shares authorized; 15,663,331 shares issued and outstanding	155	—
Additional paid in capital	194,451	—
Accumulated earnings	(1,752)	—

Total stockholders’ deficit	192,854	—

Owner’s equity	—	8,622
Non-controlling interests	7,893	900

Total equity	200,747	9,522

Total liabilities and equity	$259,589	$45,456

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands)

(Unaudited)

	The Company	The Predecessor	The Predecessor
	Period from April 28, 2010 to June 30, 2010	Period April 1, 2010 to April 27, 2010	Three Months Ended June 30, 2009
REVENUES:
Rental revenue	$1,453	$317	$1,185
Tenant recoveries	92	31	82
Other income	34	—	—

Total revenues	1,579	348	1,267

Expenses:
Maintenance and repairs	56	21	40
Real estate taxes	120	37	102
Management fees	3	10	33
Other operating expenses	66	23	100
General and administrative	2,136	2	14
Depreciation and amortization	746	82	461

Total expenses	3,127	175	750

	(1,548)	173	517
Net operating (loss) income
Interest expense	(350)	(121)	(328)
Interest income	74	—	1

Net (loss) income	(1,824)	52	190
Non-controlling interest	(72)	197	—

Net (loss) income attributable to the common shareholders and controlling interest	$(1,752)	$(145)	$190

Basic and diluted loss per share	$(0.11)

Weighted-average common shares outstanding - basic and diluted	15,460

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands)

(Unaudited)

	The Company	The Predecessor	The Predecessor
	Period from April 28, 2010 to June 30, 2010	Period January 1, 2010 to April 27, 2010	Six Months Ended June 30, 2009
REVENUES:
Rental revenue	$1,453	$1,455	$2,243
Tenant recoveries	92	113	154
Other income	34	—

Total revenues	1,579	1,568	2,397

Expenses:
Maintenance and repairs	56	98	111
Real estate taxes	120	140	217
Management fees	3	43	65
Other operating expenses	66	98	209
General and administrative	2,136	8	35
Depreciation and amortization	746	542	1,154

Total expenses	3,127	929	1,791

	(1,548)	639	606
Net operating (loss) income
Interest expense	(350)	(483)	(655)
Interest income	74	—	3

Net (loss) income	(1,824)	156	(46)
Non-controlling interests	(72)	290	—

Net (loss) income attributable to the common shareholders and controlling interest	$(1,752)	$(134)	$(46)

Basic and diluted loss per share	$(0.11)

Weighted-average common shares outstanding - basic and diluted	15,460

Reconciliation of Net Loss Attributable to Common Stockholders to Funds From Operations
As of June 30, 2010
Excel Trust’s FFO available to common stockholders and operating partnership unitholders and a reconciliation to net income for the period from April 28, 2010 through June 30, 2010 is as follows:
Net loss attributable to common stockholders $     (1,752,000)
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization expense $         746,000
Funds From Operations – Basic and Diluted $     (1,006,000)
Weighted Average Shares For Diluted FFO per Share – Basic and Diluted 15,460,000
FFO per Share - Basic and Diluted $              (0.07)
Other items included in funds from operations:
Organizational and other non-recurring costs related to the IPO $     (1,023,000)
Straight-line rents $           73,000
Amortization of above/below market leases and lease incentives $           90,000
(1)
(1) For definitions and discussion of FFO, see page 14.

Debt Summary
As of June 30, 2010
(Dollars in thousands)
Fixed Rate Debt $51,406
Variable Debt $0
Total Debt $51,406
Total Maturities Amount % Total Debt
Remainder 2010 $473 0.9%
2011 $1,004 2.0%
2012 $1,063 2.1%
2013 $5,824 11.3%
2014 $16,984 33.0%
2015 $654 1.3%
Beyond 2015 $25,404 49.4%
Totals $51,406 100.0%
Property Interest Rate Maturity Date Due at Maturity
Excel Centre 6.08% 5/31/14 $11,922
Five Forks Place 5.50% 6/30/13 $4,801
5000 South Hulen 5.60% 4/1/17 $12,675
Lowe's 7.20% 10/10/31 $108
Merchants Central 5.94% 7/1/14 $4,317

Acquisitions and Dispositions
As of June 30, 2010
(Dollars in thousands)
Property Name City ST Date Acquisition Price
Excel Centre San Diego CA * $23,700
Newport Towne Center Newport TN * $6,500
Five Forks Place Simpsonville SC * $7,800
Red Rock Commons St. George UT * $11,700
5000 South Hulen Fort Worth TX 5/12/2010 $21,900
Jewel-Osco Morris IL 5/14/2010 $8,200
Walgreens Corbin (North) KY 5/24/2010 $3,500
Walgreens Corbin (South) KY 5/24/2010 $4,200
Walgreens Barbourville KY 5/24/2010 $4,200
Shop ’n Save (SuperValu) Ballwin MO 5/28/2010 $8,500
Walgreens Beckley WV 6/17/2010 $7,200
Lowe's Shippensburg PA 6/22/2010
$17,600
Plaza at Rockwall - Phase I Rockwall TX 6/29/2010 $35,500
Plaza at Rockwall - Phase II Rockwall TX 6/29/2010 $5,300
Merchant Central Milledgeville GA 6/30/2010 $6,100
Total $171,900
* Acquired from Predecessor as part of the Company’s formation transactions.

Portfolio Summary
As of June 30, 2010
(Dollars in thousands)
Bldg. Acquisition
Price
Property Name City State Sq. Ft. Price
Sq. Ft.
% Leased Major Tenants
Excel Centre San Diego CA 82,157 $23,700 $288 100% Excel Trust, Kaiser Permanente, UBS
Newport Town Center Newport TN 60,100 $6,500 $108 91% Stage Stores (DBA Goody's), Dollar Tree,
Super Wal-Mart Shadow Anchor
Five Forks Place Simpsonville SC 61,191 $7,800 $127 98% Publix
5000 South Hulen Fort Worth TX 86,838 $21,900 $252 92% Barnes and Noble, Old Navy
Jewel-Osco Morris IL 51,762 $8,200 $158 100% Jewel Osco
Walgreens Corbin (North) KY 13,650 $3,500 $256 100% Walgreens
Walgreens Corbin (South) KY 13,650 $4,200 $308 100% Walgreens
Walgreens Barbourville KY 13,650 $4,200 $308 100% Walgreens
Shop ’n Save (SuperValu) Ballwin MO 53,411 $8,500 $159 100% Shop n Save
Walgreens Beckley WV 14,820 $7,200 $486 100% Walgreens
Lowe's Shippensburg PA 171,069 $17,600 $103 100% Lowe's
Plaza at Rockwall - Phase I Rockwall TX 332,989 $35,500 $107 95% Best Buy, Dick's, Staples, Ulta,
JC Penney, Belk
Merchant Central Milledgeville GA 45,013 $6,100 $136 97% Dollar Tree,  Super Wal-Mart
Shadow Anchor
Totals 1,000,300 $154,900 $155 97%
Properties for Development
Red Rock Commons  St. George UT TBD $11,700
Plaza at Rockwall - Phase II Rockwall TX TBD $5,300
Totals
$17,000
Total Portfolio $171,900

Major Tenants By GLA
As of June 30, 2010
Sorted by Total GLA
Total GLA 1,000,300
Tenants Number of Stores Square Feet % of Total GLA
Lowe's 1 171,069 17%
JC Penney 1 103,256 10%
Belk 1 75,524 8%
Walgreens 4 55,770 6%
Shop ’n Save (SuperValu)
1 53,411 5%
Jewel-Osco 1 51,762 5%
Dick's Sporting Goods 1 50,000 5%
Publix 1 44,271 4%
Kaiser Permanente 1 30,052 3%
Best Buy 1 30,000 3%
Major Tenants By Rent
As of June 30, 2010
Sorted by Annualized Rent-Total Portfolio
Tenants Number of Stores Square Feet Rent per sq. ft. Annualized Rent
Walgreens 4 55,770 $27.41
$1,528,600
Lowe's 1 171,069 $8.62
$1,475,000
Kaiser Permanente 1 30,052 $40.50
$1,217,038
Dicks Sporting Goods 1 50,000 $16.30
$815,186
Shop ’n Save (SuperValu)
1 53,411 $13.50
$721,049
Jewel-Osco 1 51,762 $12.75
$660,122
Swinerton 1 13,503 $36.99
$499,486
Publix 1 44,271 $10.60
$469,273
Barnes & Noble 1 25,002 $18.00
$450,036
Best Buy 1 30,000 $15.00
$450,000

*Retail figures exclude the Excel Centre because it is an office building and currently serves as headquarters for Excel Trust.

Lease Expiration Schedule
As of June 30, 2010
Retail GLA (sq ft)* 918,143
Retail GLA Leased (sq ft) 888,042
% Retail Leased 96.72%
Year of Number of Square Footage of Average Rent Per % GLA
Lease Expiration Leases Expiring Sq ft of Leases Expiring Square ft - Leases Expiring Expiring
2010 1 826 $38 0.09%
2011 24 58,958 $19 6.42%
2012 5 11,741 $18 1.28%
2013 9 20,101 $24 2.19%
2014 10 26,160 $13 2.85%
2015 12 64,195 $17 6.99%
2016 1 3,649 $25 0.40%
2017 1 4,835 $32 0.53%
2018 6 117,931 $17 12.84%
2019 1 3,149 $36 0.34%
2020 6 8,990 $25 0.98%

Funds From Operations (FFO):
Excel Trust considers FFO an important supplemental measure of its operating performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions.
Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.
Excel Trust computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper
(as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss)
(computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities
(computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.
Definitions
As of June 30, 2010